SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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RUDDICK CORPORATION
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(Name of Registrant as Specified In Its Charter)

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RUDDICK CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

RUDDICK CORPORATION 301 SOUTH TRYON STREET SUITE 1800 CHARLOTTE, NC 28202
Shareholder Meeting to be held on 02/19/09
Proxy Materials Available
Notice and Proxy Statement Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 02/05/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	02/19/09
Meeting Time:	10:00 A.M. EST
For holders as of:	12/12/08
Meeting Location:
Two Wachovia Center
12th Floor, Auditorium
301 S. Tryon Street
Charlotte, NC 28202
Meeting Directions:
For Meeting Directions, Please Call:
704-372-5404

How To Vote

Vote In Person

In order to vote in person, please bring this notice card, including the 12-digit Control Number, to the meeting along with a valid driver's license or identification card. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time on February 18, 2009. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors of Ruddick Corporation recommends that you vote FOR ALL NOMINEES to the Board of Directors and FOR Proposal 2.

1.	Election of the following eleven (11) nominees as Directors listed below to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified.
Nominees:
	01) John R. Belk 02) John P. Derham Cato 03) Alan T. Dickson 04) Thomas W. Dickson 05) James E. S. Hynes 06) Anna Spangler Nelson	07) Bailey W. Patrick 08) Robert H. Spilman, Jr. 09) Harold C. Stowe 10) Isaiah Tidwell 11) William C. Warden, Jr.

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 27, 2009.

3.	The proxies are authorized to act upon any other business which may properly be brought before said meeting or any adjournment thereof.